PRUDENTIAL INVESTMENT PORTFOLIOS 3

PGIM Wadhwani Systematic Absolute Return Fund

Supplement dated July 26, 2024 to the

Currently Effective Summary Prospectus, Prospectus

and Statement of Additional Information (SAI)

At a recent meeting of the Board of Trustees of Prudential Investment Portfolios 3, of which PGIM Wadhwani Systematic Absolute Return Fund (the “Fund”) is a series, the Board determined that it was in the best interests of the Fund’s shareholders for the Fund to cease operations. Accordingly, the Board approved a proposal to liquidate all of the assets of the Fund and redeem any outstanding shares of the Fund on the liquidation date.

The Fund liquidation is expected to occur at the close of business on or about September 6, 2024, and the Fund’s transfer agent will make remittances to shareholders as soon as practicable thereafter. Fund shareholders will receive payment equivalent to the net asset value of their shares as of the liquidation date (i.e., the redemption date). The Fund reserves the right to implement and effect the liquidation of the Fund earlier than the expected liquidation date if, due to asset outflows or other factors, it is determined that it would be in the best interests of the Fund and its shareholders to liquidate the Fund on an accelerated basis. The liquidation date may be changed without notice at the discretion of the Trust's officers. Additionally, PGIM, Inc. (“PGIM”) has made the strategic decision to exit from the PGIM Wadhwani business. PGIM Wadhwani LLP (“PGIM Wadhwani”) serves as investment subadviser to the Fund, and is a wholly-owned and independently-operated subsidiary of PGIM. PGIM is considering various strategic options to achieve an exit from PGIM Wadhwani, ranging from a potential sale to liquidation. PGIM continues to support PGIM Wadhwani through the exit process, and PGIM Wadhwani continues to act as subadviser to the Fund through to the anticipated liquidation of the Fund on or about September 6, 2024, as noted above.

Fund shareholders may exchange their shares for shares of certain other PGIM Investments mutual funds in accordance with the terms of the Fund’s prospectus at any time prior to the Fund’s liquidation. Fund shares held on the liquidation date in Prudential Mutual Fund Services Individual Retirement Accounts (“IRAs”) will be exchanged for shares of PGIM Government Money Market Fund to avoid penalties that may be imposed on holders of IRAs under the Internal Revenue Code if such Fund shares were redeemed in cash.

Any contingent deferred sales charge (“CDSC”) that would otherwise be applicable to a shareholder of the Fund will be waived at the time of the liquidation. You may be subject to federal, state, local or foreign taxes on redemptions of Fund shares. You should consult your tax adviser for information regarding all tax consequences applicable to your investments in the Fund.

If you are subject to federal income tax, the liquidation of the Fund will result in one or more taxable events for you. A sale or exchange of Fund shares prior to the liquidation will generally give rise to a capital gain or loss to you for federal income tax purposes. In connection with the liquidation, the Fund may declare taxable distributions of its investment income and/or taxable distributions of its net capital gain. Any liquidation proceeds paid to you should generally be treated as received by you in exchange for your shares and will therefore generally give rise to a capital gain or loss depending on your tax basis. Please consult your personal tax advisor about the potential tax consequences of the liquidations.

In preparation for the liquidation of the Fund, the Fund will be closed to most purchases (including automatic investment purchases) and exchanges at the close of business on or about August 2, 2024. The Fund will depart from its stated investment objective and policies as it intends to convert all of its portfolio securities to cash or cash equivalents until it is liquidated on the liquidation date (or for a period prior to the liquidation date). Dividends paid by the Fund may continue to be reinvested until the liquidation date. All costs associated with the liquidation will be borne by the Fund.

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